SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                 August 7, 2003
                Date of Report (Date of earliest event reported)

                              STAKE TECHNOLOGY LTD.
             (Exact name of registrant as specified in its charter)

CANADA                                 0-9989                     Not Applicable
(Jurisdiction of Incorporation) (Commission File No.) (IRS Employer I.D. Number)

                                 2838 Highway 7
                         Norval, Ontario L0P 1K0, Canada
                    (Address of Principle Executive Offices)

                                 (905) 455-1990
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits

      (a)   Financial statements of business being acquired: Not Applicable

      (b)   Exhibits:

            Exhibit No.           Description
            -----------           -----------

            99.1                  Press Release of Stake Technology Ltd.
                                  dated August 7,  2003.

Item 12. Results of Operations and Financial Condition

The information provided pursuant to this Item 12 is to be considered "filed" under the Securities Exchange Act of 1934 (the "Exchange Act") and incorporated by reference into those filings of Stake Technology Ltd. (the "Company") that provide for the incorporation of all reports and documents filed by the Company under the Exchange Act. On August 7, 2003 the Company issued a press release (the "Press Release") announcing its second quarter results of operations. The Press Release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of the Company's Quarterly Report on Form 10-Q. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 8, 2003                          STAKE TECHNOLOGY LTD.


                                        By: /s/ Jeremy N. Kendall
                                            ------------------------------------
                                                  Jeremy N. Kendall
                                                  Chairman & CEO

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                                  EXHIBIT INDEX

            Exhibit No.           Description
            -----------           -----------

            99.1                  Press Release of Stake Technology Ltd.
                                  dated August 7,  2003.